Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert W. Bogle, Director of
US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1997.

                                              /s/ Robert W. Bogle
                                              -------------------
                                                  Robert W. Bogle

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Edwin I. Colodny, Director of
US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ Edwin I. Colodny
                                              ---------------------
                                                  Edwin I. Colodny

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ Mathias J. DeVito
                                              ---------------------
                                                  Mathias J. DeVito

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Rakesh Gangwal, Director of
US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.

                                              /s/ Rakesh Gangwal
                                              ---------------------
                                                  Rakesh Gangwal

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, George J. W. Goodman, Director of US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ George J. W. Goodman
                                              ------------------------
                                                  George J. W. Goodman

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, John W. Harris, Director of
US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ John W. Harris
                                              ---------------------
                                                  John W. Harris

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward A. Horrigan, Jr., Director of US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ Edward A. Horrigan, Jr.
                                              ---------------------------
                                                  Edward A. Horrigan, Jr.

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of
US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ Robert LeBuhn
                                              ---------------------
                                                  Robert LeBuhn

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1997.

                                              /s/ John G. Medlin, Jr.
                                              -----------------------
                                                  John G. Medlin, Jr.

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1997.

                                              /s/ Hanne M. Merriman
                                              ---------------------
                                                  Hanne M. Merriman

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of
US Airways Group, Inc. (the "Company") do hereby constitute and appoint Lawrence
M. Nagin and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1 or other appropriate forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of shares of the Company's Series F, T-1 and T-2 Preferred Stock and of Depository Shares relating to such Preferred Stock.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 1997.

                                              /s/ Raymond W. Smith
                                              ---------------------
                                                  Raymond W. Smith